BioSig™ technologies

20th Annual Needham Virtual Healthcare Conference

NASDAQ : BSGM

Disclaimer

This presentation contains forward-looking statements including statements that address activities, events or developments that BioSig expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, approvals and launches by BioSig of new products, market acceptance of BioSig's products, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on BioSig's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond BioSig's control.

These risks and uncertainties include the timing of approvals for BioSig products, rate and degree of market acceptance of products, BioSig's ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing BioSig's products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or BioSig's ability to effectively react to other risks and uncertainties described from time to time in BioSig's SEC filings, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity, current worldwide economic conditions and share price volatility.

BioSig does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, BioSig undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Who We Are – NASDAQ: BSGM



- EP Tech Market estimated 13.5% CAGR
- Global EP Market Expected to be $12.2 Billion by 2026
- 34 Patents Issued or Allowed
- First customer #1 center by volume in the U.S.
- Second customer voted #1 hospital in the world
- Razor & Blade Business Model
- FDA Cleared
- Unblinding of clinical data in 2021 expected

Data source: MarketWatch Global Electrophysiology Device Market Could Exceed $12.2 Billion By 2026. Definitive Healthcare, U.S. News & World Report and Newsweek.

Our Solution


BioSig
technologies
PURE EP

More information, better decisions™

- **Signal processing platform**
- **Intracardiac signals**
- **Customizable interface**
- **Artificial intelligence**

"Secret Sauce"

Optimize signals for mapping, signal interpretation and during therapy delivery

- Right Atrial Typical Flutter signals during ablation with optimized settings showing no RF noise and detailed signal attenuation



I
II
V1
ABL p
ABL d
cs 19,20
cs 17,18
cs 15,16
cs 13,14
cs 11,12
duo 9,10
duo 7,8
duo 5,6
duo 3,4
duo 1,2

Source: BioSig Spotlight Cases

Market Opportunity – PURE EP™

Global EP Procedures Growing Rapidly

Cardiac Ablation Procedures Are Key Hospital Revenue Drivers

Complex Cardiac Ablation:

13.5% Growth Rate

(Estimated)


U.S.
3,425
EP labs
OUS:
3,915
EP labs

Total Global Addressable Market

$2.0 Billion

Published by Cardiovascular Rounds, Guggenheim Analyst – Chris Pasquale
Data source: 2018 MD&D report Advisory Board and BioSig Technologies, Inc. estimates.

Expanded Product Adoption, Experience, and a Growing Database

# PURE EP Procedures by Account	
Texas Cardiac Arrythmia Institute - Austin	293
Mayo Clinic	120
UNIV of Penn	99
Mass General	13
Deborah Heart & Lung	61
Overland Park - Kansas	62
Memorial – South Bend, IN	28
Houston Methodist	31
First in-human - TX, IN, SC	20
TOTAL	**727**

*Data as of 04/02/21

# Physician Users	
TCAI	10
Mayo	3
Penn	13
MGH	1
Deborah	2
Overland Park	4
Memorial	2
Houston Methodist	2
First in-human - TX, IN, SC	4
TOTAL	**41**

Diagnosis	# of Cases
Paroxysmal AF	222
Persistent AF	183
Ventricular Tachycardias and PVCs	132
SVTs	68

2019
1 center
69 procedures

2020
7 centers
425 procedures

2021 (projected)
>20 centers
>1000 procedures

PURE EP™ System – Customer Installations



Hospital of the
University of Pennsylvania

PURE EP™


BioSig

Texas Cardiac Arrhythmia Institute

Business Model



Data
Sets
Modules
Service Agreements
PURE EP™
SEE MORE, CLEARLY

Commercialization – Regions and Centers of Excellence



University of Michigan Ann Arbor, MI
Memorial Hospital South Bend, IN
Overland Park Med. Ctr. Kansas City, KS
Mass. General Hospital Boston, MA
Deborah Heart Center Browns Mills, NJ
Cornell, NYC
University of Pennsylvania Philadelphia, PA
Mayo Clinic Phoenix, AZ
Texas Cardiac Arrhythmia Institute St David's Medical Center Austin, TX
Houston Methodist Houston, TX
Heart Hospital of Austin Austin, TX
Mayo Clinic Jacksonville, FL
University of Florida Gainesville, FL
Broward Health Medical Center Fort Lauderdale, FL
United States
PURE EP™
SEE MORE, CLEARLY

Florida
120 EP Programs
240 Labs

Texas
220 EP Programs
440 Labs

Northeast
175 EP Programs
400 Labs

Revenue Potential
$286 Million

Source: Industry data and BioSig Technologies, Inc. estimates. Green pins denote installations. Blue pins denote expected upcoming installations.

Highly Profitable Elective Procedure

EP procedures are clinically urgent

- Delaying procedure increases stroke risk and worsens outcomes

EP is revenue generating

- CV surgery and invasive cardiology have the highest net annual revenue compared to all other service lines



Median Revenues and Cost per in-Patient Ablations
$22,500
$55,825
Average Cost per-Procedure
Average Private Reimbursement

*Data Source: Advisory Board, Published by Cardiovascular Rounds, Cardiovascular rounds for DRG 273, UCLA Health

Clinical Data Catalysts

Further establish the safety and effectiveness of the PURE EP™ System

Multi-center: Mayo Clinic, Mass General, TCAI

Enrollment Completion	**April 13, 2021***
Abstract Acceptance	**Q2, 2021***
Unblinding data to the public	**July 15, 2021***
Heart Rhythm Society Presentation	**July 27, 2021***

*These are expected dates.

ClinicalTrials.gov Identifier: NCT04112433

Physician Testimonies



"The PURE EP System does provide innovative design with greater resolution and greater bandwidth, which should allow for safer and more efficacious ablations in the future."

- K. Venkatachalam, M.D., Cardiac Electrophysiologist, Mayo Clinic

MAYO CLINIC



"The quality of the recording that we can get in the lab can make a big difference [during the procedure]. . . The PURE EP System clearly gave us better quality of intracardiac recording [compared to conventional systems.]"

- Andrea Natale, M.D., Texas Cardiac Arrhythmia Institute

TEXAS CARDIAC ARRHYTHMIA INSTITUTE
St. David's Medical Center

Market Value Inflection

Company	Market Capitalization (in millions USD)				
BioSig Technologies Formed 2009/IPO 2014	$140				
Axonics Modulation Formed 2012/IPO 2018	$405	$620	x	$2,200	
Acutus Medical Formed 2011/IPO 2020	x	$670			
Nevro Corp Formed 2006/IPO 2014	x	x	$1,090	$1,623	$2,740
Stereotaxis Formed 1990/IPO 2004	x	x	$1,028	$1,756	$3,105
Revenues *(millions USD)*	**≈$1m**	**≈$15m**	**≈$30m**	**≈$50m**	**≈$100m**

Source: FactSet Systems and BioSig Technologies' estimates. Market cap and revenues in millions.

Revenue Increase = Market Capitalization Increase



Market Capitalization & Revenue Analysis
$3,500.0
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$-
Market Capitalization
$0-10m
≈$15m
≈$30m
≈$50m
≈$100m
Revenue
BioSig Technologies
Axonics Modulations
Nevro Corporation
Acutus Medical
Stereotaxis

Source: FactSet Systems and BioSig Technologies' estimates. Market cap and revenues in millions.

Management Team



Kenneth L. Londoner, MBA
Founder, Chairman, CEO, Director
NeuroClear Technologies; Endicott Management Partners; J & W Seligman & Co.



Steve Chaussy, CPA
CFO
NeuroClear Technologies; Liberski Inc; Anna & Co; Penske Automotive; Ford Hogg and Cobbe



Brenda Castrodad
Director of Human Resources
TissueTech, Inc.; HeartWare, Inc., Schering-Plough Corp



Andy Ballou
Vice President, Investor Relations
Janney Montgomery Scott; RBC Capital Markets



Julie Stephenson, BSN, MBA
Vice President, Clinical Affairs
Medtronic; Boston Scientific; Guidant Corporation



Manasi Patwardhan
Director of Strategic Planning Verily Life Sciences, Boston Scientific - Neuromodulation; Medtronic



Natasha Drapeau
Executive Vice President
NeuroClear Technologies; Alliance for Advancing Bioelectronic Medicine; Institute of Directors, UK; IG Group Plc, UK



Barry Keenan, Ph.D, MBA, PMP
Vice President, Engineering
Medtronic; Nexeon MedSystems; Alfred Mann Institute for Biomedical Engineering; Alfred Mann Foundation for Scientific Research



Todd Wiltshire
Senior Vice President, Corporate Development
Fidelity Investments; Credit Agricole; UBS; Morgan Stanley



John Kowalski
Vice President, Sales
Biosense Webster (Johnson & Johnson)



Olivier Chaudoir
Senior Director, Marketing
Biosense Webster; DePuy Synthes



Ewald Riechert
Director of Regulatory Affairs / Quality Assurance
TUV Rheinland, Siemens, Acclarent, Inc. (J&J Company)

Value Drivers

- $28 million* in cash on the balance sheet and no debt
- Expect to triple the customer base in 2021
- Targeting sequential revenue growth in 2021
- Expect CE mark approval / EU entry 2022
- Launched AI program – Mayo partnership
- Expect presentation of data Q3 2021


BioSig
technologies
PURE EP

Nasdaq : BSGM

*As reported in the 2020 Annual Report on Form 10-K